SECOND WAIVER AND AMENDING AGREEMENT

This second waiver and amending agreement is made as of the 11th day of July, 2008

A M O N G

SUNOPTA INC.
SUNOPTA LP
SUNOPTA FOOD GROUP LLC

as Borrowers

and

EACH OF THE FINANCIAL INSTITUTIONS
AND OTHER ENTITIES FROM TIME TO TIME
PARTIES HERETO
 as Lenders

and

CERTAIN AFFILIATES OF
THE BORROWERS
 as Obligors

and

BANK OF MONTREAL
 as Agent

and

HARRIS N.A.
 as US Security Agent and
as US Administrative Agent

WITNESSES THAT WHEREAS:

(a)

the Lenders severally made credit facilities available to the Borrowers on the terms and conditions set out in a fourth amended and restated credit agreement dated as of July 4, 2007 among the Borrowers, the Lenders, the Obligors, the Agent and the US Security Agent, as amended including without limitation as amended pursuant to an extension agreement dated as of June 25, 2008 (the "Credit Agreement");

(b)

the parties hereto entered into a waiver agreement dated as of April 30, 2008 (the “Waiver Agreement”) pursuant to which the Agent and the Lenders temporarily waived the requirements of the Obligors to deliver certain financial and other information under Section 9.4 of the Credit Agreement;

(c)

the Borrower is not currently in compliance with certain financial covenants and reporting covenants contained in the Credit Agreement; and

(d)

the parties to the Credit Agreement have agreed to amend the Credit Agreement in the manner set forth herein in order to, among other things, provide certain waivers and amend certain covenants and definitions contained in the Credit Agreement.

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties covenant and agree as follows:

SECTION 1
INTERPRETATION

1.1

Definitions from Credit Agreement.  Capitalized terms defined in the Credit Agreement have the same meanings in this second waiver and amending agreement unless otherwise defined herein or the context expressly or by necessary implication requires otherwise.  This second waiver and amending agreement is referenced herein as the "Amending Agreement".  For greater certainty, this Amending Agreement amends the Credit Agreement and the term "Agreement", as defined in the Credit Agreement, includes (unless the context expressly or by necessary implication requires otherwise) this Amending Agreement to the extent of such amendments.  For purposes of this Amending Agreement, the term "Amending Agreement Closing Date" means July 11, 2008.

1.2

Headings.  The insertion of headings in this Amending Agreement is for convenience of reference only and shall not affect the interpretation of this Amending Agreement.

SECTION 2
WAIVERS

2.1

Representations and Warranties re Certain Covenants. The Borrower hereby represents and warrants that:

(a)

the Funded Debt to EBITDA Ratio of the Consolidated Borrower for the period ending December 31, 2007 is in excess of the ratio of 3.00:1.00 required pursuant to Section 9.3(a) of the Agreement;

(b)

the Funded Debt to EBITDA Ratio of the Consolidated Borrower for the period ending March 31, 2008 is in excess of the ratio of 3.00:1.00 required pursuant to Section 9.3(a) of the Agreement;

(c)

it did not deliver to the Agent and the Lenders, within 60 days of the end of the first Fiscal Quarter of 2008, the quarterly financial information and compliance certificate required to be delivered pursuant to Section 9.4(a) of the Credit Agreement;

(d)

it did not deliver to the Agent and the Lenders, within 120 days of the end of Fiscal Year 2007, the annual audited financial statements of the Consolidated Borrower and all such other financial and reporting information required to be delivered pursuant to Section 9.4(c) of the Agreement; and

(e)

it did not deliver to the Agent and the Lenders, within 120 days of the end of Fiscal Year 2007, the financial and other information in respect of SunOpta Food Group and LP required to be delivered pursuant to Section 9.4(d) of the Credit Agreement.

2.2

Waiver of Funded Debt to EBITDA Ratio.  The Agent and the Lenders hereby waive, for the periods indicated below only, the requirements under Section 9.3(a) of the Agreement that:

(a)

the Funded Debt to EBITDA Ratio of the Consolidated Borrower be less than 3.00:1.00 for the period ended December 31, 2007; and

(b)

the Funded Debt to EBITDA Ratio of the Consolidated Borrower be less than 3.00:1.00 for the period ended March 31, 2008.

For greater certainty, each of the Lenders and the Agent acknowledge, agree and confirm in favour of the Borrowers that, as a result of the waiver provided in this Section 2.2, there are and will be no Defaults arising from the covenant calculations contemplated by Section 9.3(a) of the Credit Agreement for the period ending December 31, 2007 only and for the period ending March 31, 2008 only.

2.3

Quarterly Consolidated Financial Statements.  The Agent (on the direction of the Majority Lenders by virtue of the execution of this Amending Agreement by the Majority Lenders) hereby waives, subject to what is stated below, the requirement under Section 9.4(a) of the Credit Agreement that the Borrowers deliver to the Agent on or before May 31, 2008 the quarterly financial information and compliance certificate for the first Fiscal Quarter of 2008 contemplated by Section 9.4(a) of the Credit Agreement.  The waiver provided for herein is a temporary waiver only and the Borrowers covenant and agree that they will deliver to the Agent, on or before July 31, 2008, all of the financial information and the compliance certificate in respect of the first Fiscal Quarter of 2008 as is contemplated in Section 9.4(a) of the Credit Agreement.  The Borrowers acknowledge, consent and agree that failure to deliver to the Agent the information contemplated by Section 9.4(a) of the Credit Agreement on or before July 31, 2008 shall constitute a Default for purposes of the Credit Agreement and, notwithstanding Section 10.1(c)(i) of the Credit Agreement, there shall be no cure period available in respect of the failure to deliver the required information by such date.

2.4

SunOpta Annual Financial Statements.  The Agent (on the direction of the Majority Lenders by virtue of the execution of this Amending Agreement by the Majority Lenders) hereby waives, subject to what is stated below, the requirement under Section 9.4(c) of the Credit Agreement that SunOpta deliver to the Agent on or before April 30, 2008 the financial information for Fiscal Year 2007 contemplated by Section 9.4(c) of the Credit Agreement.  The waiver provided for herein is a temporary waiver only and SunOpta covenants and agrees that it will deliver to the Agent, on or before July 31, 2008, all of the financial information required to be delivered to the Agent in respect of Fiscal Year 2007 as is contemplated in Section 9.4(c) of the Credit Agreement.  The Borrowers acknowledge, consent and agree that failure to deliver to the Agent the information contemplated by Section 9.4(c) of the Credit Agreement on or before July 31, 2008 shall constitute a Default for purposes of the Credit Agreement and, notwithstanding Section 10.1(c)(i) of the Credit Agreement, there shall be no cure period available in respect of the failure to deliver the required information by such date.

2.5

SunOpta Food Group Annual Financial Statements and LP Annual Tax Statement.  The Agent (on the direction of the Majority Lenders by virtue of the execution of this Amending Agreement by the Majority Lenders) hereby waives, subject to what is stated below, the requirement under Section 9.4(d) of the Credit Agreement that SunOpta Food Group and LP, as applicable, deliver to the Agent on or before April 30, 2008 the financial and other information for Fiscal Year 2007 contemplated by Section 9.4(d) of the Credit Agreement.  The waiver provided for herein is a temporary waiver only and each of SunOpta Food Group and LP, as applicable, covenant and agree that it will deliver to the Agent on or before July 31, 2008, all of the financial and other information required to be delivered in respect of Fiscal Year 2007 as is contemplated in Section 9.4(d) of the Credit Agreement.  The Borrowers acknowledge, consent and agree that failure to deliver to the Agent the information contemplated by Section 9.4(d) of the Credit Agreement on or before July 31, 2008 shall constitute a Default for purposes of the Credit Agreement and, notwithstanding Section 10.1(c)(i) of the Credit Agreement, there shall be no cure period available in respect of the failure to delivery the required information by such date.

SECTION 3
AMENDMENTS TO DEFINITIONS

3.1

Revised Definitions.  Section 1.1 of the Credit Agreement is hereby amended as follows:

(a)

the definition of "Facility E Revolving Period Maturity Date" is hereby amended such that reference therein to "July 3, 2008" is hereby deleted and replaced with reference to "June 29, 2009".  For greater certainty, the maturity date in respect of the Facility E revolving period is being extended from July 3, 2008 to June 29, 2009; and

(b)

the definition of "Maturity Date" is hereby amended such that all references therein to “July 31, 2008” are hereby deleted and replaced with reference to “June 29, 2009”.  For greater certainty, the Maturity Date in respect of each of Facility A and Facility B is being extended from July 31, 2008 to June 29, 2009.

SECTION 4
AMENDMENTS TO INTEREST, FEES AND PRICING GRID

4.1

Premium Interest.  The text of Section 4.4(d) of the Credit Agreement is hereby amended such that  (a) the word "and" is deleted at the end of clause (ii) thereof;  (b) the text of clause (iii) thereof is hereby deleted; and (c) the following text is added as clauses (iii), (iv), (v) and (vi) thereof:

"(iii)

50 basis points if the Funded Debt to EBITDA Ratio of the Consolidated Borrower, as calculated below, is greater than or equal to 3.25:1.00 but less than 3.50:1.00 in respect of the Subject Fiscal Quarter;

(iv)

100 basis points if the Funded Debt to EBITDA Ratio of the Consolidated Borrower, as calculated below, is greater than or equal to 3.50:1.00 but less than 3.75:1.00 in respect of the Subject Fiscal Quarter"

(v)

150 basis points if the Funded Debt to EBITDA Ratio of the Consolidated Borrower, as calculated below, is greater than or equal to 3.75:1.00 but less than 4.25:1.00 in respect of the Subject Fiscal Quarter;

(vi)

175 basis points if the Funded Debt to EBITDA Ratio of the Consolidated Borrower, as calculated below, is greater than or equal to 4.25:1.00 but less than 4.75:1.00 in respect of the Subject Fiscal Quarter; and

(vii)

250 basis points if the Funded Debt to EBITDA Ratio of the Consolidated Borrower, as calculated below, is greater than or equal to 4.75:1.00 in respect of the Subject Fiscal Quarter.”

For greater certainty, the parties acknowledge that the revised pricing in respect of Facility C referred to immediately above is effective as of April 30, 2008.

4.2

Commitment Fee.  The text of Section 4.7 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

(a)

SunOpta Food Group shall, commencing July 1, 2008, pay to the US Administrative Agent, on behalf of the Lenders in respect of Facility B, quarterly in arrears on the last Business Day of each Fiscal Quarter, a commitment fee equal to the relevant rate per annum set out in the Pricing Grid calculated daily during such quarter on the Facility B Unutilized Portion and on the basis of a year of 360, 365 or 366 days, as the case may be.

(b)

Each applicable Borrower shall pay to the Agent at the Agent’s Account for Payments, for the account of the applicable Lenders on a Credit Facility by Credit Facility basis in respect of Facility A and Facility E, quarterly in arrears on the last Business Day of each Fiscal Quarter, a commitment fee equal to the relevant rate per annum set out in the Pricing Grid, calculated daily during such quarter, on the Facility A Unutilized Portion and the Facility E Unutilized Portion, as applicable, and on the basis of a year of 360, 365 or 366 days, as the case may be.

4.3

Applicable Pricing.  Section 4.8 of the Credit Agreement is hereby amended such that the Pricing Grid contained therein is hereby deleted in its entirety and is replaced with the Pricing Grid and the text set out below:

Pricing Level	Funded Debt/EBITDA	Prime Rate, US Base Rate and Alternate Base Rate Plus	Libor Rate Plus	BA's/BA Equivalent Loans/LC's/LG's Fee	Commitment Fee
1.	< 2.0:1.0	0.00%	1.00%	1.00%	0.125%
2.	> 2.0:1.0<2.5:1.0	0.25%	1.25%	1.25%	0.125%
3.	> 2.5:1.0<3.0:1.0	0.50%	1.50%	1.50%	0.125%
4.	> 3.0:1.0<3.25:1.0	0.50%	2.00%	2.00%	0.187%
5.	> 3.25:1.0<3.50:1.0	0.50%	2.25%	2.25%	0.187%
6.	> 3.50:1.0<3.75:1.0	0.75%	2.75%	2.75%	0.25%
7.	> 3.75:1.0<4.25:1.0	1.75%	3.25%	3.25%	0.30%
8.	> 4.25:1.0<4.75:1.0	2.00%	3.50%	3.50%	0.35%
9.	> 4.75:1.00	2.75%	4.25%	4.25%	0.35%

For greater certainty, the parties acknowledge that the revised pricing referred to in the Pricing Grid above is effective as of April 30, 2008.

SECTION 5
AMENDMENT TO COVENANTS

5.1

Funded Debt to EBITDA Ratio.  The text of Section 9.3(a) of the Agreement is hereby deleted in its entirety and is replaced with the following text:

"The Funded Debt to EBITDA Ratio of the Consolidated Borrower shall, at all times for the relevant periods indicated below, be less than or equal to:

(i)

5.45:1.00 by June 30, 2008;

(ii)

5.20:1.00 by September 30, 2008;

(iii)

3.50:1.00 by December 31, 2008;

(iv)

3.35:1.00 by March 31, 2009; and

(v)

3.00:1.00 at all times thereafter, provided, however, that, commencing from and after April 1, 2009 and notwithstanding the immediately foregoing provision of this clause (v), the Funded Debt to EBITDA Ratio of the Consolidated Borrower shall at all times be less than 3.50:1.00 for a period of no more than two consecutive Fiscal Quarters in order to accommodate (i) the effect of acquisitions made by any Obligor, or (ii) a variance in business conditions."

5.2

Fixed Charge Coverage Ratio.  The text of Section 9.3(b) of the Agreement is hereby deleted in its entirety and is replaced with the following text:

“The Fixed Charge Coverage Ratio of the Consolidated Borrower shall, at all times for the periods indicated below, be greater than or equal to:

(i)

1.10: 1.00 by June 30, 2008;

(ii)

1.15: 1.00 by September 30, 2008; and

(iii)

1.50:1.00 at all times thereafter.”

SECTION 6
AMENDMENT TO DEFAULTS

6.1

Events of Default.  Section 10.1 of the Credit Agreement is hereby amended such that the following text is added as new clause (q) in Section 10.1:

"(q)

EBITDA.  The EBITDA for the Consolidated Borrower as disclosed in the Borrower’s audited financial statements for Fiscal Year 2007 is US$1,000,000 less than the EBITDA derived from the draft financial statements of the Consolidated Borrower provided to the Agent and the Lenders on or about May 28, 2008 which derived an EBITDA for the year ended December 31, 2007 of US$19,469,000 before the add back of the US$15,000,000 write-down in respect of the Consolidated Borrower’s berry operations."

SECTION 7
AMENDMENT TO COMMITMENTS AND SCHEDULES

7.1

Schedules.  Schedule V to the Credit Agreement is hereby, from and with effect as of July 31, 2008, deleted in its entirety and is replaced with the revised Schedule V appended as Exhibit 1 hereto.  For greater certainty, the effect of revised Schedule V is to, from and with effect as of July 31, 2008, (i) decrease the Facility A Commitment of BMO from $15,000,000 to $5,000,000, (ii) increase the Facility A Commitment of HSBC from $5,000,000 to $15,000,000, (iii) increase the Facility B Commitment of BMO (Chicago Branch) from US $15,000,000 to US $25,000,000, and (iv) to decrease the Facility B Commitment of HSBC US from US $15,000,000 to US $5,000,000.  All of the parties hereto hereby confirm their agreement to such changes.

SECTION 8
CONDITIONS PRECEDENT

8.1

Conditions Precedent.  The effectiveness of this Amending Agreement is subject to and conditional upon the satisfaction of the following conditions:

(a)

Delivery of Documents.  The Agent shall have received, in form and substance satisfactory to the Agent and the Lenders, the following:

(i)

Amending Agreement duly executed by all of the parties hereto; and

(ii)

such other documentation or information as the Agent and the Lenders shall have reasonably requested.

(b)

Fees.  All fees payable in accordance with this Amending Agreement on or before the Amending Agreement Closing Date (including legal fees and expenses of the Agent and the Lenders) shall have been paid in full to the Agent.

(c)

Material Adverse Change.  No Material Adverse Change shall have occurred with respect to the Obligors.

(d)

No Default.  No Default or Event of Default shall have occurred and be continuing.

8.2

Waiver.  The conditions stated in Section 8.1 hereof are inserted for the sole benefit of the Agent and the Lenders and may only be waived by the Majority Lenders, in whole or in part, with or without terms or conditions.

SECTION 9
REPRESENTATIONS AND WARRANTIES

9.1

Representations.  Each Obligor represents and warrants to the Agent and the Lenders that:

(a)

the Credit Agreement, as amended by the Amending Agreement, is its legal, valid and binding obligation, enforceable against each applicable Obligor in accordance with its terms, subject to (i) applicable bankruptcy, reorganization, moratorium or similar law affecting creditors' generally, (ii) the fact that specific performance and injunctive relief may only be given at the discretion of the courts, and (iii) the equitable or statutory powers of the courts to stay proceedings before them and to stay the execution of judgments;

(b)

the Credit Agreement, as amended by the Amending Agreement, does not conflict with any constating document, agreement, instrument or undertaking binding upon each applicable Obligor or any of its properties; and

(c)

other than the Defaults specifically waived hereunder, no Default or Event of Default now exists under the Credit Agreement or will exist after giving effect to the Amending Agreement.

SECTION 10
GENERAL

10.1

Write-Down.  The Agent and the Lenders hereby acknowledge, confirm and agree in favour of the Borrowers that, for and in respect of Fiscal Year 2007 only for purposes of calculating EBITDA for the Credit Agreement and related Documents, the Borrower may incur and account for a write-down and other inventory adjustments in respect of its berry operations resulting in an add back of US$15,000,000.

10.2

Severance.  The Agent and the Lenders hereby acknowledge, confirm and agree in favour of the Borrowers that, for and in respect of Fiscal Year 2008 only for purposes of calculating EBITDA for the Credit Agreement and related Documents, the Borrowers may disregard and not account for the severance costs, up to an aggregate cash amount not in excess of $2,000,000 (which for greater certainty excludes non-cash stock compensation expense which may exceed $2,000,000), payable in respect of the termination of employment of each of Mr. John Dietrich and Mr. Steve Bromley.

10.3

Capital Expenditures.  The Borrowers, the Obligors, the Lenders and the Agent acknowledge and agree that, for purposes of the Borrowers’ Business Plan for Fiscal Year 2008, Capital Expenditures for Fiscal Year 2008 shall not exceed US$17,500,000.

10.4

Amendment Fee.  The Borrowers shall pay on or before the Amending Agreement Closing Date, to the Agent at the Agent's Branch of Account, on behalf each Lender, an amendment fee of 25bps of each such Lender's Rateable Portion of each of the Credit Facilities, payable to each of the Lenders as set out below, together with an additional US$10,000 payable to each Lender:

Lender	Facility A Commitment	Amendment Fee
BMO (25bps)	CDN$15,000,000	CDN$37,500
HSBC (25bps)	CDN$5,000,000	CDN$12,500
Rabobank(25bps)	CDN$5,000,000	CDN$12,500
Lenders	Facility B Commitment	Amendment Fee
BMO (Chicago Branch) (25bps)	US$15,000,000	US$37,500
Harris (25bps)	US$15,000,000	US$37,500
HSBC US (25bps)	US$15,000,000	US$37,500
Rabobank US (25bps)	US$15,000,00	US$37,500
Lenders	Facility C Commitment	Amendment Fee
Manulife (25bps)	US$15,000,000	US$37,500
Sun Life (25bps)	US$20,000,000	US$50,000
Hancock (25bps)	US$5,000,000	US$12,500
Hancock USA (25bps)	US$5,000,000	US$12,500

Lender	Facility D Commitment	Amendment Fee
BMO (Chicago Branch) (25bps)	US$6,900,000	US$17,250
Lender	Facility E Commitment	Amendment Fee
BMO (Chicago Branch) (25bps)	US$5,000,000	US$12,500
Harris (25bps)	US$5,000,000	US$12,500
HSBC US(25bps)	US$5,000,000	US$12,500
Rabobank US(25bps)	US$5,000,000	US$12,500

10.5

Acknowledgement of Lenders.  Each of the Lenders and the Agent acknowledge, agree and confirm in favour of the Borrowers that for purposes of the Credit Agreement, notwithstanding the proposed restatement of the Consolidated Borrower’s financial statements for Fiscal Year 2007 as a result of the write-down and other adjustments contemplated in Section 9.1 hereof, the Lenders and the Agent are using the financial statements and other information contemplated by Section 9.4(a) of the Credit Agreement originally delivered by the Borrower in respect of the first, second and third Fiscal Quarters of Fiscal Year 2007.  In addition to the foregoing and for greater certainty, each of the Lenders and the Agent acknowledge, agree and confirm in favour of the Borrowers that, for the period commencing January 1, 2007 and ending September 30, 2007 only, there are and will be no amounts owing in respect of and there are and will be no Defaults arising from any covenant calculations contemplated by Section 9.3 of the Credit Agreement based upon the restated financial statements to be provided for Fiscal Year 2007 in respect of the Consolidated Borrower.

10.6

Acknowledgement of Obligors.  By signing this Amending Agreement, each Obligor hereby acknowledges, confirms and agrees that all Documents (including without limitation Security Documents) previously, now or hereafter delivered by such Obligor in favour of the Agent, the US Administrative Agent, the US Security Agent or any Lender, as applicable, remains in full force and effect in accordance with its terms, unless any such Document has been otherwise amended by written agreement.  For greater certainty, each Obligor that has previously executed and delivered a Security Document hereby acknowledges and confirms that each such Security Document secures the obligations of such Obligor under and in connection with the Credit Agreement and all other relevant Documents.

10.7

Effective Date.  Notwithstanding the date of execution of this Amending Agreement, upon the satisfaction or waiver, as applicable, of all of the conditions precedent set out in Section 8.1 hereof, the effective date of the waivers and all amendments to the Credit Agreement made by this Amending Agreement shall for all purposes be July 11, 2008 unless otherwise specifically stated herein.

10.8

Severability.  Any provision of this Amending Agreement which is prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining terms and provisions hereof.

10.9

Costs, Expenses and Taxes.  The Borrowers agree to pay, on demand, all reasonable costs and expenses of the Agent and the Lenders in connection with the preparation, execution, delivery, operation or enforcement of this Amending Agreement and the Credit Agreement including, without limitation, the reasonable fees and out-of-pocket expenses of third parties, the Lenders' counsel and other professionals engaged by the Agent and the Lenders with respect to the preparation, negotiation and documentation of this Amending Agreement and the related closing documents with respect thereto and with respect to advising the Agent and the Lenders of their rights and responsibilities in connection with the continuing operation of the Credit Agreement.

10.10

Form of Documents.  All documents delivered under this Amending Agreement or under the Credit Agreement shall be in form and substance satisfactory to the Agent, the Lenders and their counsel, each acting reasonably.

10.11

Governing Law.  This Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and shall be treated in all respects as an Ontario contract.  Each Obligor irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of Ontario.  This Amending Agreement shall enure to the benefit of and be binding on or parties hereto, their respective successors and any permitted assignees.

10.12

Governing Documents.  The Credit Agreement as amended by this Amending Agreement and all other documents (including the Documents) delivered pursuant to or referenced in the Credit Agreement as amended by this Amending Agreement constitute the complete agreement of the parties hereto with respect to the subject matter hereof and supersede any other agreements or understandings between or among the Borrowers, the Obligors, the Agent, the US Security Agent and the Lenders.  Save as expressly amended by this Amending Agreement, all other terms and conditions of the Credit Agreement remain in full force and effect unamended and the Credit Agreement is hereby ratified and confirmed.  For greater certainty, each applicable Obligor confirms that each of the Documents made or granted by it pursuant to the Credit Agreement remains in full force and effect notwithstanding the waivers or supplements to the Credit Agreement contained herein.  The waivers contained in Section 2 of this Amending Agreement are only effective in respect of the matters and for the periods of time described therein and shall not in any way be construed as a waiver of any other, future or subsequent event, circumstance, omission, Default or Event of Default.  The Agent and the Lenders expressly reserve its and their rights with respect to any Default or Event of Default now existing, other than those expressly waived, or hereafter arising.  The Waiver Agreement, upon the coming into force and effect of this Amending Agreement, is superseded by this Amending Agreement.

10.13

Time of the Essence.  Time shall be of the essence of this Amending Agreement.

10.14

Counterparts.  This Amending Agreement may be executed and delivered in any number of counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have caused this Amending Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[SIGNATURE PAGES FOLLOW]

	SUNOPTA INC.		SUNOPTA LP By: 1510146 Ontario Inc., its General Partner
By:	“John Dietrich”	By:	“John Dietrich”
	Name: John Dietrich Title: VP & CFO		Name: John Dietrich Title: VP & CFO

By:	“Paul Van Weelie”	By:	“Paul Van Weelie”
	Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation		Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation

	SUNOPTA FOOD GROUP LLC		MARATHON NATURAL FOODS LTD.
By:	“John Dietrich”	By:	“John Dietrich”
	Name: John Dietrich Title: VP & CFO		Name: John Dietrich Title: VP & CFO

By:	“Paul Van Weelie”	By:	“Paul Van Weelie”
	Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation		Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation

	1510146 ONTARIO INC.		3060385 NOVA SCOTIA COMPANY
By:	“John Dietrich”	By:	“John Dietrich”
	Name: John Dietrich Title: VP & CFO		Name: John Dietrich Title: VP & CFO

By:	“Paul Van Weelie”	By:	“Paul Van Weelie”
	Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation		Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation

	DRIVE ORGANICS CORPORATION		SUNRICH LLC
By:	“John Dietrich”	By:	“John Dietrich”
	Name: John Dietrich Title: VP & CFO		Name: John Dietrich Title: VP & CFO

By:	“Paul Van Weelie”	By:	“Paul Van Weelie”
	Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation		Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation

	SUNOPTA FRUIT GROUP INC.		SUNOPTA ASEPTIC, INC.
By:	“John Dietrich”	By:	“John Dietrich”
	Name: John Dietrich Title: VP & CFO		Name: John Dietrich Title: VP & CFO

By:	“Paul Van Weelie”	By:	“Paul Van Weelie”
	Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation		Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation

	SUNOPTA LLC		SUNOPTA GLOBAL ORGANIC INGREDIENTS INC.
By:		By:	“John Dietrich”
	Name: Title:		Name: John Dietrich Title: VP & CFO

By:	“Paul Van Weelie”	By:	“Paul Van Weelie”
	Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation		Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation

	SUNOPTA INGREDIENTS, INC.		SUNOPTA HOLDINGS INC.
By:	“John Dietrich”	By:	“John Dietrich”
	Name: John Dietrich Title: VP & CFO		Name: John Dietrich Title: VP & CFO

By:	“Paul Van Weelie”	By:	“Paul Van Weelie”
	Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation		Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation

	SUNOPTA FINANCING INC.		SERVICIOS SUNOPTA, S. DE R.L. DE C.V.
By:	“John Dietrich”	By:	“John Dietrich”
	Name: John Dietrich Title: VP & CFO		Name: John Dietrich Title: VP & CFO

By:	“Paul Van Weelie”	By:	“Paul Van Weelie”
	Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation		Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation

	SUNOPTA DE MEXICO, S. DE R.L. DE C.V.		HARRIS N.A., in its capacity as US Security Agent
By:	“John Dietrich”	By:	“Shane Koonce”
	Name: John Dietrich Title: VP & CFO		Name: Shane Koonce Title: Vice President

By:	“Paul Van Weelie”	By:
	Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation		Name: Title:

	BANK OF MONTREAL, in its capacity as Agent		BANK OF MONTREAL, in its capacity as Lender
By:	“J. Di Giacomo”	By:	“David Graham”
	Name: J. Di Giacomo Title: Director		Name: David Graham Title: Senior Accountant Manager

By:		By:
	Name: Title:		Name: Title:

	HARRIS N.A., in its capacity as US Administrative Agent		HARRIS N.A., in its capacity as Lender
By:	“Shane Koonce”	By:	“Shane Koonce”
	Name: Shane Koonce Title: Vice President		Name: Shane Koonce Title: Vice President

By:		By:
	Name: Title:		Name: Title:

	BANK OF MONTREAL, (Chicago Branch) in its capacity as Lender		SUN LIFE ASSURANCE COMPANY OF CANADA, in its capacity as Lender
By:	“Shane Koonce”	By:	“Steve Theofants”
	Name: Shane Koonce Title: Vice President		Name: Steve Theofants Title: Managing Director Private Fixed Income

By:	“David Graham”	By:	“Keith Cressman”
	Name: David Graham Title: Senior Accountant Manager		Name: Keith Cressman Title: Managing Director Private Fixed Income

	BANK OF MONTREAL (Toronto Branch) in its capacity as Lender		JOHN HANCOCK LIFE INSURANCE COMPANY, in its capacity as Lender
By:	“David Graham”	By:	“Jacqueline T. Ryan”
	Name: David Graham Title: Senior Accountant Manager		Name: Jacqueline T. Ryan Title: Managing Signatory

By:	“Sean P. Gallway”	By:
	Name: Sean P. Gallaway Title: Vice President		Name: Title:

	THE MANUFACTURERS LIFE INSURANCE COMPANY, in its capacity as Lender		HSBC BANK CANADA, in its capacity as Lender
By:	“Patrick Chen”	By:	“Jody Sanderson”
	Name: Patrick Chen Title: VP CDN Private Placements		Name: Jody Sanderson Title: Global Relationship Manager & Director

By:		By:	“Sophia Soofi”
	Name: Title:		Name: Sophia Soofi Title: Relationship Manager

	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), in its capacity as Lender		RABOBANK NEDERLAND CANADIAN BRANCH, in its capacity as Lender
By:	“Jacqueline T. Ryan”	By:	“Jason Hoogenboom”
	Name: Jacqueline T. Ryan Title: Authorized Signatory		Name: Jason Hoogenboom Title: Vice President

By:		By:	“Craig Squires”
	Name: Title:		Name: Craig Squires Title: Vice President

	HSBC BANK U.S.A., NATIONAL ASSOCIATION, in its capacity as Lender		COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., ”RABOBANK NEDERLAND”, NEW YORK BRANCH, in its capacity as Lender
By:	“Mohan Mahimtura”	By:	“Brett Delfino”
	Name: Mohan Mahimtura Title: VP		Name: Brett Delfino Title: Executive Director

By:		By:	“Ian Reece”
	Name: Title:		Name: Ian Reece Title: Managing Director

EXHIBIT I

[Please see attached Schedule V]

SCHEDULE V

COMMITMENTS

Lender	Facility A Commitment
BMO	$5,000,000
HSBC	$15,000,000
Rabobank	$5,000,000
Facility B Commitment
BMO (Chicago Branch)	US$25,000,000
Harris	US$15,000,000
HSBC US	US$5,000,000
Rabobank US	US$15,000,000
Facility C Commitment
Manulife	US$15,000,000
Sun Life	US$20,000,000
Hancock	US$5,000,000
Hancock USA	US$5,000,000
Facility D Commitment
BMO (Chicago Branch)	US$6,900,000
Facility E Commitment
BMO or BMO Chicago Branch (as applicable)	US$5,000,000
Harris	US$5,000,000
HSBC or HSBC US (as applicable)	US$5,000,000
Rabobank or Rabobank US (as applicable)	US$5,000,000